Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Laufer Bridge Enterprises, Inc. (the "Company") on Form 10-K for the fiscal period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joel Stohlman, Chief Executive Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2010

/s/ Joel Stohlman

Joel Stohlman

Chief Executive Officer